UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 13, 2008
______________

Network Appliance, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-27130	77-0307520
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
495 East Java Drive Sunnyvale, CA 94089
(Address of principal executive offices) (Zip Code)

(408) 822-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

On February 13, 2008, Network Appliance, Inc. issued a press release announcing its earnings for the third quarter of fiscal year 2008. The press release is attached as an exhibit to this Form 8-K, and the information set forth therein is hereby incorporated by reference into this Item 2.02.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits.

Network Appliance, Inc.’s February 13, 2008 press release is hereby furnished as Exhibit 99.1 to this Form 8-K in connection with the disclosures under Item 2.02 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

February 13, 2008	By:	/s/ Steven Gomo

Steven J. Gomo
Chief Financial Officer

Index to Exhibits

Exhibit	Description
99.1	Press release of Network Appliance, Inc. issued on February 13, 2008.